This Instrument prepared by
  and, after recording, return to:
Steven D. Lear, Esq.
Bilzin Sumberg Dunn Price & Axelrod LLP
2500 First Union Financial Center
Miami, Florida  33131                       98R416896 1998 AUG 24  15:15
(305) 374-7580

OFF.
REC.     18244PC4264

MORTGAGE DEED                                                    RAMCO FORM REG.
  LONG FORM

                               THIS MORTGAGE DEED

     EXECUTED THE 21 DAY OF AUGUST A.D. 1998 BY BRUCE MITCHELL GOLDBERG AND JAYNE ELLEN GOLDBERG, HIS WIFE,

HEREINAFTER CALLED THE MORTGAGOR, TO

     ALL AMERICAN SEMICONDUCTOR, INC., A DELAWARE corporation,

HEREINAFTER CALLED THE MORTGAGEE:

     [WHEREVER USED HEREIN THE TERMS "MORTGAGOR" AND "MORTGAGEE" include all the parties to this instrument and the heirs, legal representatives and assigns of individuals, and the successors and assigns of corporation: and the terms "note" includes all the notes herein described if more than one.]

     WITNESSETH, THAT FOR GOOD AND VALUABLE CONSIDERATIONS, AND ALSO IN CONSIDERATION OF THE AGGREGATE SUM NAMED IN THE PROMISSORY NOTE OF EVEN DATE HEREWITH, HEREINAFTER DESCRIBED, THE MORTGAGOR HEREBY GRANTS, BARGAINS, SELLS, ALIENS, REMISES, CONVEYS AND CONFIRMS UNTO THE MORTGAGEE ALL THE CERTAIN LAND OF WHICH THE MORTGAGOR IS NOW SEIZED AND IN POSSESSION SITUATE IN MIAMI-DADE COUNTY, FLORIDA, VIZ:

     Lot 3, Block 2B, of SUNSET ISLAND NO. 2, according to the Plat thereof, as recorded in Plat Book 40, at Page 8, of the Public Records of Dade County, Florida.

OFF.
REC.     18244PC4265

         TO  HAVE  AND  TO  HOLD  THE  SAME,   TOGETHER   WITH  THE   TENEMENTS,
HEREDITAMENTS AND APPURTENANCES THERETO BELONGING, AND THE RENTS, ISSUES AND PROFITS THEREOF, UNTO THE MORTGAGEE, IN FEE SIMPLE.

         AND THE MORTGAGOR COVENANTS WITH THE MORTGAGEE THAT THE MORTGAGOR IS INDEFEASIBLY SEIZED OF SAID LAND IN FEE SIMPLE; THAT THE MORTGAGOR HAS GOOD RIGHT AND LAWFUL AUTHORITY TO CONVEY SAID LAND AS AFORESAID; THAT THE MORTGAGOR WILL MAKE SUCH FURTHER ASSURANCES TO PERFECT THE FEE SIMPLE TITLE TO SAID LAND IN THE MORTGAGEE AS MAY REASONABLY BY REQUIRED; THAT THE MORTGAGOR HEREBY FULLY WARRANTS THE TITLE TO SAID LAND AND WILL DEFEND THE SAME AGAINST THE LAWFUL CLAIMS OF ALL PERSONS WHOMSOEVER; AND THAT SAID LAND IS FREE AND CLEAR OF ALL ENCUMBRANCES.

         SUBJECT TO: ZONING, RESTRICTIONS, PROHIBITIONS AND OTHER REQUIREMENTS IMPOSED BY GOVERNMENTAL AUTHORITY; RESTRICTIONS AND MATTERS APPEARING ON THE PLAT OR OTHERWISE COMMON TO THE SUBDIVISION; PUBLIC UTILITY EASEMENTS OF RECORD, IF ANY AND 1998 REAL ESTATE TAXES AND SUBSEQUENT YEARS WHICH ARE NOT YET DUE AND PAYABLE, AND THE MORTGAGE SHALL BE JUNIOR, SUBJECT TO AND SUBORDINATE IN ALL RESPECTS TO THAT CERTAIN MORTGAGE IN FAVOR OF HARRIS TRUST & SAVINGS BANK, AS RECORDED IN OFFICIAL RECORDS BOOK 18156 AT PAGE 1929 OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA ON JUNE 22, 1998 INCLUDING ALL ASSIGNMENTS, MODIFICATIONS, EXTENSIONS, RENEWALS AND REPLACEMENTS THEREOF FROM TIME TO TIME.

         AND SUBJECT TO OTHER MATTERS OF RECORD.

         PROVIDED ALWAYS, THAT IS SAID MORTGAGOR SHALL PAY UNTO SAID MORTGAGEE THE CERTAIN PROMISSORY NOTE HEREINAFTER SUBSTANTIALLY COPIED OR IDENTIFIED, TO-WIT: Attached hereto as Exhibit A.

                                      OFF.
                                REC. 18244PC4266


                                   EXHIBIT "A"

                                  MORTGAGE NOTE

$125,000                                                          Miami, Florida
                                                                 August 21, 1998


         FOR VALUE RECEIVED the undersigned promises to pay to the order of ALL AMERICAN SEMICONDUCTOR, INC., a Delaware corporation, the principal sum of One Hundred Twenty-Five Thousand and no/100 Dollars together with interest thereon at the rate of five percent (5%) per annum from August 21, 1998, until maturity, both principal and interest being payable in Lawful Money of the United States, such principal sum and interest payable in installments as follows:

         Interest only in annual installments commencing December 31, 1998, and each December 31st thereafter through and including December 31, 2003. Commencing January 1, 2004, this note shall be payable in twenty annual equal payments of principal and interest sufficient to pay interest each year at a rate of five percent (5%) per annum and amortize the unpaid principal balance in twenty years with the first annual payment due on December 31, 2004; provided, however, that in all events this note is payable in full including the unpaid principal balance and any accrued and unpaid interest thereon, on August 25, 2013.

         Such installment payments shall be applied first to the interest accruing under the terms of this note and then to a reduction of the principal indebtedness. The makers and endorsers of this note further agree to waive demand, notice of non-payment and protest, and in the event suit shall be brought for the collection hereof, or the same has to be collected upon demand of an attorney, to pay reasonable attorney's fees for making such collection. This note is secured by a mortgage of even date herewith and is to be construed and enforced according to the laws of the State of Florida.

Payable at                          -----------------------------------
                                                BRUCE MITCHELL GOLDBERG

All American Semiconductor, Inc.
16115 N.W. 52nd Avenue
Miami, Florida  33014

                                    -----------------------------------
                                                   JAYNE ELLEN GOLDBERG

                                      OFF.
                                REC. 18244PC4267

AND SHALL PERFORM, COMPLY WITH AND ABIDE BY EACH AND EVERY THE AGREEMENTS, STIPULATIONS, CONDITIONS AND COVENANTS THEREOF, AND OF THIS MORTGAGE, THEN THIS MORTGAGE AND THE ESTATE HEREBY CREATED, SHALL CEASE, DETERMINE AND BE NULL AND VOID.

         AND THE MORTGAGOR HEREBY FURTHER COVENANTS AND AGREES TO PAY PROMPTLY WHEN DUE THE PRINCIPAL AND INTEREST AND OTHER SUMS OF MONEY PROVIDED FOR IN SAID NOTE AND THIS MORTGAGE, OR EITHER; TO PAY ALL AND SINGULAR THE TAXES, ASSESSMENTS, LEVIES, LIABILITIES, OBLIGATIONS, AND ENCUMBRANCES OF EVERY NATURE ON SAID PROPERTY; TO PERMIT, COMMIT OR SUFFER NO WASTE, IMPAIRMENT OR DETERIORATION OF SAID LAND OR THE IMPROVEMENTS THEREON AT ANY TIME; TO KEEP THE BUILDINGS NOW OR HEREAFTER ON SAID LAND FULLY INSURED IN A SUM OF NO LESS
THAN

IN A COMPANY OR COMPANIES ACCEPTABLE TO THE MORTGAGEE, THE POLICY OR POLICIES TO BE HELD BY, AND PAYABLE TO, SAID MORTGAGEE, AND IN THE EVENT ANY SUM OF MONEY BECOMES PAYABLE BY VIRTUE OF SUCH INSURANCE THE MORTGAGEE SHALL HAVE THE RIGHT TO RECEIVE AND APPLY THE SAME TO THE INDEBTEDNESS HEREBY SECURED, ACCOUNTING TO THE MORTGAGOR FOR ANY SURPLUS; TO PAY ALL COSTS, CHARGES, AND EXPENSES, INCLUDING LAWYER'S FEES AND TITLE SEARCHES, REASONABLY INCURRED OR PAID BY THE MORTGAGEE BECAUSE OF THE FAILURE OF THE MORTGAGOR TO PROMPTLY AND FULLY COMPLY WITH THE AGREEMENTS, STIPULATIONS, CONDITIONS AND COVENANTS OF SAID NOTE AND THIS MORTGAGE, OR EITHER; TO PERFORM, COMPLY WITH AND ABIDE BY EACH AND EVERY THE AGREEMENTS, STIPULATIONS, CONDITIONS AND COVENANTS SET FORTH IN SAID NOTE AND THIS MORTGAGE OR EITHER. IN THE EVENT THE MORTGAGOR FAILS TO PAY WHEN DUE ANY TAX, ASSESSMENT, INSURANCE PREMIUM OR OTHER SUM OF MONEY PAYABLE BY VIRTUE OF SAID NOTE AND THIS MORTGAGE, OR EITHER, THE MORTGAGEE MAY PAY THE SAME, WITHOUT WAIVING OR AFFECTING THE OPTION TO FORECLOSE OR ANY OTHER RIGHT HEREUNDER, AND ALL SUCH PAYMENTS SHALL BEAR INTEREST FROM DATE THEREOF AT THE HIGHEST LAWFUL RATE THEN ALLOWED BY THE LAWS OF THE STATE OF FLORIDA.

         IF ANY SUM OF MONEY HEREIN REFERRED TO BE NOT PROMPTLY PAID WITHIN 30 DAYS NEXT AFTER THE SAME BECOMES DUE, OR IF EACH AND EVERY THE AGREEMENTS, STIPULATIONS, CONDITIONS AND COVENANTS OF SAID NOTE AND THIS MORTGAGE, OR EITHER, ARE NOT FULLY PERFORMED, COMPLIED WITH AND ABIDED BY, THEN THE ENTIRE SUM MENTIONED IN SAID NOTE, AND THIS MORTGAGE, OR THE ENTIRE BALANCE UNPAID THEREON, SHALL FORTHWITH OR THEREAFTER, AT THE OPTION OF THE MORTGAGEE, BECOME AND BE DUE AND PAYABLE, ANYTHING IN SAID NOTE OR HEREIN TO THE CONTRARY NOTWITHSTANDING. FAILURE BY THE MORTGAGEE TO EXERCISE ANY OF THE RIGHTS OR OPTIONS HEREIN PROVIDED SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS OR OPTIONS UNDER SAID NOTE OR THIS MORTGAGE ACCRUED OR THEREAFTER ACCRUING.

         IN WITNESS WHEREOF, THE SAID MORTGAGOR HAS HEREUNTO SIGNED AND SEALED THESE PRESENTS THE DAY AND YEAR FIRST ABOVE WRITTEN.

SIGNED, SEALED AND DELIVERED IN THE PRESENCE OF:

/s/ PAMELA R. WALES                 /s/ BRUCE MITCHELL GOLDBERG             L.S.
--------------------------------    --------------------------------------------
    PAMELA R. WALES                     BRUCE MITCHELL GOLDBERG

/s/ MIKE CLARK                                                              L.S.
--------------------------------    --------------------------------------------
    MIKE CLARK

/s/ PAMELA R. WALES                 /s/ JAYNE ELLEN GOLDBERG                L.S.
--------------------------------    --------------------------------------------
    PAMELA R. WALES                     JAYNE ELLEN GOLDBERG

/s/ MIKE CLARK                                                              L.S.
--------------------------------    --------------------------------------------
    MIKE CLARK                      Address as to both:

                                    112 Bond Court
                                    Los Gatos, California  95030

STATE OF California
COUNTY OF Santa Clara

                                    I HEREBY  CERTIFY  that on this day,  before
me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgements, personally appeared BRUCE M. (MITCHELL) GOLDBERG AND JAYNE ELLEN GOLDBERG

to me known to be the persons described in and who executed the foregoing instrument and __________ acknowledged before me that they executed the same.

                                    WITNESS  my hand  and  official  seal in the
County and State last aforesaid this twenty first day of August A. D. 1998

                                    /s/ JEANIE McCUNE
                                    --------------------------------------------
                                        JEANIE McCUNE
                                        NOTARY PUBLIC

                                    ====================================
                                    [NOTARY SEAL]  JEANIE MC CUNE
                                                  COMMISSION #1098646
                                              Notary Public - California
                                                 Santa Clara County
                                           My Comm. Expires May 23, 2000
                                    ====================================

THIS INSTRUMENT PREPARED BY:
ADDRESS

                                OFF.
                                REC. 18244PC4268

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT
================================================================================

STATE OF CALIFORNIA                          RECORDED IN OFFICIAL RECORD BOOK
COUNTY OF SANTA CLARA                        OF DADE COUNTY FLORIDA
                                             RECORD VERIFIED
                                             HARVEY RUVIN

On AUGUST 21, 1998 before me, JEANIE MCCUNE-NOTARY PUBLIC, Personally appeared BRUCE MITCHELL GOLDBERG AND JAYNE ELLEN GOLDBERG.

[X] personally known to me - OR - [ ]  proved to me on the basis of satisfactory
                                       evidence  to  be  the   person(s)   whose
 ====================================  name(s) is [ARE] subscribed to the within
 [NOTARY SEAL]  JEANIE MC CUNE         instrument  and  acknowledged  to me that
               COMMISSION #1098646 he/she [THEY] executed the same in Notary Public - California his/her [THEIR] authorized capacity(ies),
              Santa Clara County       and that by his/her [THEIR]  signature(s)
        My Comm. Expires May 23, 2000 on the instrument the person(s), or the ==================================== entity upon behalf of which the person(s)
                                       acted, executed the instrument.

                                       WITNESS my hand and official seal.

                                       /s/ JEANIE McCUNE
                                       -----------------------------------------
                                           SIGNATURE OF NOTARY
                                       /s/ Jeanie McCune

=================================== OPTIONAL ===================================

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

    CAPACITY CLAIMED BY SIGNER                 DESCRIPTION OF ATTACHED DOCUMENT
[ ] INDIVIDUAL
[ ] CORPORATE OFFICER

    -------------------------------------    -----------------------------------
                  TITLES                           TITLE OF TYPE OF DOCUMENT
[ ] PARTNER(S)                [ ] LIMITED
                              [ ] GENERAL
[ ] ATTORNEY-IN-FACT                         -----------------------------------
[ ] TRUSTEE(S)                                        NUMBER OF PAGES
[ ] GUARDIAN/CONSERVATOR
[ ] OTHER:
         --------------------------------    -----------------------------------
    -------------------------------------              DATE OF DOCUMENT
    -------------------------------------

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

    -------------------------------------    -----------------------------------
    -------------------------------------      SIGNER(S) OTHER THAN NAMED ABOVE

================================================================================